vo o d o o 1 NexTier Oilfield Solutions NYSE: NEX Investor Update February 2023

2 Forward Looking Statements & Disclosures All statements other than statements of historical facts contained in this presentation and any oral statements made in connection with this presentation, including guidance for 2023 and beyond, outlook information (including with respect to the industry in which NexTier conducts its business), statements regarding our future operating results, financial position and business strategy, plans and objectives of management for future operations, and management expectation regarding the capabilities and impact of our products and services on our operating results and financial position, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. Statements of assumptions underlying or relating to our forward-looking statements are also forward-looking statements. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “reflect,” “see,” “should,” “target,” “will,” and “would,” or the negative or plural thereof, and similar expressions, are intended to identify such forward-looking statements. Any forward- looking statements contained in this presentation or in oral statements made in connection with this presentation speak only as of the date on which we make them and are based upon our historical performance and on current plans, estimates and expectations. These factors and risks include, but are not limited to, (i) NexTier’s business strategy, plans, objectives, expectations and intentions; (ii) NexTier’s future operating results; (iii) dependence on capital spending and well completion by the onshore oil and natural gas industry and demand for services in the industry in which NexTier conducts its business; (iv) the variability of crude oil and natural gas commodity prices; (v) changing regional, national or global economic conditions, including oil and gas supply and demand and the impact of geopolitical conditions on those prices; (vi) the competitive nature of the industry in which NexTier conducts its business, including pricing pressures; (vii) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (viii) the effect of government regulation, including regulations of hydraulic fracturing, and the operating hazards of NexTier’s business; (ix) the effect of a loss of, or the financial distress of, or interruption in operations of one or more NexTier suppliers, materials or customers; (x) the ability to maintain the right level of commitments under NexTier’s supply agreements; (xi) impact of new technology on NexTier’s business; (xii) impact of any legal proceedings, liability claims and external investigations; (xiii) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xiv) the ability to identify, effect and integrate acquisitions, divestitures and future capital expenditures and the impact of such transactions; (xv) environmental, social, and governance matters, including investor focus and industry perception; (xvi) the ability to employ a sufficient number of skilled and qualified workers; (xvii) the ability to service debt obligations and access capital; (xviii) the market volatility of our stock; (xix) the impact of our stock buyback program, (xx) our ability to maintain effective information technology systems and the impact of cybersecurity incidents on our business, (xxi) the impact of inflation on our business, and (xxii) other risks detailed in Nex Tier’s latest Annual Report on Form 10-K, including, but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC website or www.NexTierOFS.com. “Forward- looking statements” also include, among other things, (a) statements about NexTier’s ability to participate in any shareholder return program and (b) statements regarding NexTier’s business strategy, its business and operation plan (including its ability to execute on its well site integration strategy), its future performance (including expected financial results), and its capital allocation strategy. There may be other factors of which NexTier is currently unaware or deem immaterial that may cause its actual results to differ materially from the forward-looking statements. NexTier assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as may be required under applicable laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. The contents of any website referenced in this presentation are not incorporated herein by reference.

3 Non-GAAP Financial Measures We have included in this presentation and in oral comments made in connection with this presentation certain non-GAAP financial measures. These measurements provide supplemental information which management believes are useful to analysts and investors to evaluate our ongoing results of operations, when considered alongside GAAP measures such as net income and operating income. You should not consider them in isolation from, or as a substitute for, analysis of our results under GAAP. Non-GAAP financial measures in this presentation include EBITDA, Adjusted EBITDA, Free Cash Flow, Annualized Adjusted EBITDA per Deployed Fleet, ROIC, Annualized ROIC, Return on Total Capital, and FCF conversion. Management believes the presentation of these measures gives useful information to investors and stockholders as they provide increased transparency and insight into the performance of NexTier. EBITDA is defined as net income (loss) adjusted to eliminate the impact of interest, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA, as further adjusted with certain items management does not consider in assessing ongoing performance. Management uses adjusted EBITDA to set targets and to assess the performance of NexTier. Annualized Adjusted EBITDA per Deployed Fleet is defined as (i) adjusted EBITDA for a given quarter, (ii) multiplied by four, (iii) divided by number of fleets deployed. Free Cash Flow or “FCF” is defined as the net increase (decrease) in cash and cash equivalents before financing activities, excluding acquisitions. NexTier believes free cash flow is important to investors in that it provides a useful measure to assess management's effectiveness in the areas of profitability and capital management. FCF Conversion is a non-GAAP measure defined as free cash flow as a percent of Adjusted EBITDA. We believe FCF Conversion is an important indicator given our current strategy that focuses on maximizing free cash flow and capital efficient growth. Invested Capital is defined as (i) net income, (ii) divided by the sum of (a) long-term operating lease liabilities, less current maturities, (b) plus long-term finance lease liabilities, less current maturities, (c) plus long- term debt, net of unamortized deferred financing cost and unamortized debt discounts, less current maturities. Return on Invested Capital or “ROIC” is defined as (i) net income (loss), (ii) divided by average invested capital during the period. Annualized return on invested capital is defined as (i) net income for a given quarter, (ii) multiplied by four, (iii) divided by average invested capital. Return on Total Capital is defined as (i) revenue, (ii) less the sum of cost of services, depreciation and amortization, and selling, general, and administrative expenses (iii) divided by the sum of total debt, finance liabilities, operating liabilities, and stockholder’s equity. Return on total capital, invested capital, return on invested capital, and annualized return on invested capital are presented based on the Company’s belief that these non-GAAP measures are useful information to investors and management when comparing profitability and the efficiency with which capital has been employed over time relative to other companies. For a reconciliation of these non-GAAP measures presented on a historical basis, please see the tables at the end of this presentation. Reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures are not available due to the challenges and impracticability with estimating some of the items, particularly with estimates for certain contingent liabilities, and estimating non-cash unrealized fair value losses and gains which are subject to market variability and therefore a reconciliation is not available without unreasonable effort.

4 Introduction

NexTier: Our History

C&J ENERGY SERVICES

- **1997** C&J founded in Robstown, Texas.
- **2011** C&J completes its IPO and is listed on the NYSE under the ticker symbol CJES.
- **2011** C&J acquires Casedhole Solutions, adding wireline services.
- **2015** C&J merges with Nabors Completion and Production services.
- **2017** C&J emerges from restructuring listed as CJ on the NYSE; acquires O-Tex Pumping cement services.

KEANE

- **1973** Keane and Sons founded in Pennsylvania.
- **2013** Keane acquires Calmena Wireline adding casedhole wireline services; deploys first frac fleet in the Permian.
- **2016** Keane acquires Trican's US Pressure pumping assets.
- **2017** Keane completes its IPO and is listed on the NYSE under the ticker FRAC; acquires Rockpile Energy Services.

NEXTIER

- **2019** Keane and C&J merge to create industry-leading U.S. land completions company **NexTier**
- **2021** NexTier acquires Alamo Pressure Pumping, adds dual-fuel horsepower to its Tier 4 pumping portfolio and enlarging the impact of its low-cost, low-carbon operating strategy.
- **2022** NexTier completes acquisition of last-mile logistics assets from CIG Logistics to help accelerate expansion of integrated service offerings at the wellsite.

5

NexTier At a Glance


Predominantly Oil Region
Predominantly Gas Region

Integrated Platform Amplified with Scale

Wireline + Logistics + Natural Gas Fueling + NexHub™ Digital

Market Cap
$2.3B

2023 YTD Daily Avg Trading Volume
$28M

Number of Employees (Dec. 2022)
4,300

Headquarters
Houston, TX

Balanced Customer Base:

Top 20 Clients account for 80% of revenue[1]

[1]Q4 2022


Top 20 Clients by Type
Public E&P
Private E&P

Market cap and Daily Avg Trading Volumes as of 2/14/2022

$28MM reflects approximate avg of daily shares traded multiplied by volume weighted avg price

6

7 NexTier Delivered Strong Results in 2022 2022 vs. 2021 Revenue Adj. EBITDA1 Diluted EPS FCF1 $3.24B $657M $1.26 $295M +128% Negative in 2021 Negative in 2021 Up 5.8x Source: 1Adjusted EBITDA and FCF (or Free Cash Flow) are non-GAAP financial measures. For a reconciliation of Adjusted EBITDA and FCF, please see the tables in the appendix.

8 NexTier Capital Allocation Framework MAXIMIZE SHAREHOLDER VALUE AND FINANCIAL RETURNS Strong Balance Sheet Prioritize a Path to Net Debt Zero and Maintain Strong Liquidity Annual CapEx 8-9% of Revenue Maintain the fleet, transition to natural gas over time, and grow the integration machine Repeatable Shareholder Return Program Target return of at least 50% of Free Cash Flow annually to shareholders Non-CapEx Allocation Option to participate in strategic M&A and/or increase shareholder return program; target maximum return on capital Target Sustained Free Cash Flow Winning Foundation Allocation Strategy

9 Investor Summary ▪ The Oilfield Services (“OFS”) sector is benefitting from a strategic shift during the current cycle ▪ Prioritizing sustained returns and free cash flow more than it did in previous cycles ▪ NexTier’s capital efficient investments has made it an industry leader in returns and free cash flow while balancing the demands of both our customers and investors. ▪ We believe the entire industry is set up to deliver sustained high returns for multiple years ▪ Frac industry is sold out with consolidation and capital discipline amongst the largest players ▪ Natural gas-powered equipment, that makes up under half of the US Fleet, earns a premium return that is supported by a sustainable fuel cost arbitrage between low-cost natural gas and diesel ▪ Demand is likely to remain strong for multiple years as global commodity markets seek balance ▪ US shale production is likely unable to quickly balance the market due to its own constraints, with frac equipment being one of the main bottlenecks to production growth. ▪ We believe current frac equity valuations are not aligned with industry fundamentals ▪ We believe industry fundamentals should mean less cyclicality over the next several years – strong demand, tight supply, differentiated equipment, which should allow for sustained returns

10 Macro Outlook: Expanded Cycle Duration

Fleet attrition places a ceiling on total supply as hydraulic horsepower intensity increases

- Rebuild cycles occur at increased frequency as pump-hrs/month increase
- Equipment rebuild costs increase each cycle as equipment ages
- Equipment and parts availability are limiting factor to replacing major pump components

Illustrative Rebuild Cost vs Newbuild Cost:



Newbuild Cost
80% of Newbuild
REBUILD COST
SALVAGE VALUE
Rebuild Cycle #1
Rebuild Cycle #2
Rebuild Cycle #3
Rebuild Cycle #4

Source: NexTier Internal Estimates

Estimated effective lifecycle of
Major Pump Components
at current fleet activity pace



Engine:
5 yrs
Transmission:
3 yrs
Power End:
2 yrs
NEXTIER

Fleet attrition places downward pressure on useful capacity, creates tightly supplied market

J.P. Morgan:
Frac Activity and Useful HHP Capacity



Useful Capacity
U.S. Frac Demand
Reduction in capacity the result of retirement and natural attrition
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023E

Source: J.P. Morgan

11

Steep Cost Curve Drives Fleet Differentiation

Bifurcation of equipment lengthens the high return duration

U.S. Shale Total Frac Fleet Market Bifurcation

Active Fleet Type vs. Cost of Fueling for a representative Permian fleet



Annualized Cost of Fueling,[2] millions
Premium Return Potential
8%
eFleet and Direct-Drive
18%
Tier 4 Dual-Fuel
21%
Tier 2 Dual-Fuel
Fleets: 53%
Conventional Diesel
Estimated Percentage of Active Fleet Type[1] (2022)
NEX 22Q4

Conventional Diesel to remain the marginal fleet for years into the upgrade cycle

- At current newbuild replacement pace, 7+ years remaining before diesel fleets are meaningfully displaced as the base fleet
- Significant fuel cost arbitrage provides platform for sustained premium returns on natural gas-powered equipment

Source: [1]Rystad Energy Frac Services Report, [2]NexTier Estimates

12

13 OFS: Take Another Look A Durable Returns Cycle

14 Peer Groups: US Land Peers: LBRT, PUMP, PTEN, HP, RES, WTTR, ACDC (ACDC only included in 3Q22, 4Q22, and 2023 due to data availability, NexTier manual calculations) Large Cap OFS: HAL, BKR, SLB Source: FactSet as of 2/14/2023, 4Q22E based on partial consensus taking into consideration not all peers have yet reported as of publication. 4Q22E includes reported NexTier results. Ratio definitions as defined by FactSet can be found in the appendix. 1The referenced metrics are non-GAAP metrics defined in the appendix. -10% 0% 10% 20% 30% 40% 1Q22 2Q22 3Q22 4Q22E 2023E NEX US Land Peers Large Cap OFS -10% 0% 10% 20% 30% 40% 50% 1Q22 2Q22 3Q22 4Q22E 2023E NEX US Land Peers Large Cap OFS -20% -10% 0% 10% 20% 30% 40% 50% 1Q22 2Q22 3Q22 4Q22E 2023E NEX US Land Peers Large Cap OFS -10% 0% 10% 20% 30% 1Q22 2Q22 3Q22 4Q22E 2023E NEX US Land Peers Large Cap OFS PERFORMANCE | Leading Returns in a Healthy Industry TTM Return on Invested Capital1 TTM Return on Total Capital1 TTM Return on Equity TTM Return on Assets

15 ▪ Growth since the start of 2021 was achieved in a very capital efficient manner Invested Capital vs. Annualized Adj. EBITDA per Deployed Fleet ($) Millions ▪ 4Q22 showed further improvement in net income and ROIC Net Income and Annualized ROIC ($) Millions ▪ Free cash flow expected to improve further in 2023 Free Cash Flow and Free Cash Flow Conversion ($) Millions -25% 0% 25% 50% 75% -$250 $0 $250 $500 $750 2021 2022 2023E Free Cash Flow Free Cash Flow Conversion Expect At least $500mm FCF, >50% FCF Conversion in 2023 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Invested Capital per Deployed Fleet Adj. EBITDA per Deployed Fleet -40% -25% -10% 5% 20% 35% 50% -$100 -$50 $0 $50 $100 $150 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 Net Income Annualized ROIC EXECUTION | Our Returns Focused Growth Plan Capital-efficient growth strategy has resulted in recovering returns and FCF NexTier has been disciplined in our growth… Resulting in recovering returns… And accelerating Free Cash Flow…

16 $0 $10 $20 $30 $40 $50 $60 4Q21 1Q22 2Q22 3Q22 4Q22 M il li o n s NEX Invested Capital per Fleet Peer Average Invested Capital per Fleet NEX Annualized Adj. EBITDA per Fleet Peer Average Annualized Adj. EBITDA per Fleet Peer Groups: LBRT, PUMP, ACDC Source: Invested Capital from FactSet for NEX, LBRT, PUMP and NexTier estimate for ACDC (historical) and FactSet for 4Q22, active fleet count for peers from JP Morgan Equity Research estimate 4Q22 is actual results for LBRT and NEX, Consensus for PUMP and ACDC We believe this is an appropriate peer group for this circumstance as they are the most weighted towards hydraulic fracturing services BALANCE | Growth and Capital Discipline ▪ NexTier Adjusted EBITDA per deployed fleet has improved significantly over the past year ▪ Our growth has been accomplished in conjunction with strong capital discipline, allowing NexTier to generate leading FCF and returns

17 2023E Free Cash Flow Yield 2023E FCF as a % of Enterprise Value Peer Average = 10% Peer Average = 8% Source: FactSet Consensus as of 2/14/2023 0% 5% 10% 15% 20% 25% 30% V A L N E R IG N O V B K R S L B H A L O II F T I X P R O W F R D H P W H D C H X S O I H L X P T E N L B R T W T T R P U M P N E X A C D C N B R 0% 5% 10% 15% 20% 25% 30% R IG V A L N E N O V B K R S L B O II H A L F T I W F R D X P R O H P S O I C H X W H D H L X N B R P T E N W T T R L B R T A C D C N E X P U M P COMPELLING VALUATION | Free Cash Flow Competitively performing versus peers in delivering Free Cash Flow 3rd Highest FCF Yield in the Peer Group 2nd Highest FCF as a % of Enterprise Value

18 Source: FactSet Consensus as of 2/14/2023. Price to 2023 Earnings is the current share price divided by consensus 2023 earnings per share as provided by FactSet 0x 5x 10x 15x 20x 25x 30x FTI HLX VAL OII XPRO BKR NOV WHD SLB S&P 500 CHX WFRD NE HAL NBR HP SOI PTEN WTTR PUMP LBRT NEX ACDC COMPELLING VALUATION | Price to Earnings Multiple 2nd Lowest Price to Consensus 2023 EPS Multiple in the Peer Group Price to 2023 Earnings FactSet Consensus 2nd Lowest Price to Earnings Multiple

19 The bottom line… Why invest with NexTier? Resilient Macro Backdrop Frac fleets likely to remain sold out; natural gas fuel cost arbitrage should result in sustained high returns Attractive Valuation Macro backdrop should mean longer cycle duration; valuations imply current results are not sustainable Winning Capital Allocation Strategy Balancing growth objectives with returns and free cash flow

20 Appendix

21 Financial Returns Calculation Tables Invested Capital vs Annualized Adj. EBITDA per Deployed Fleet ($ thousands) Three Months Ended Mar.31, 2021 Jun.30, 2021 Sept.30, 2021 Dec.31, 2021 Mar.31, 2022 Jun.30, 2022 Sept.30, 2022 Dec.31, 2022 Long-term operating leases, less current maturities $ 24,351 $ 21,145 $ 20,580 $ 20,446 $ 19,480 $ 12,456 $ 12,823 $ 13,267 Long-term finance leases, less current maturities 293 209 25,053 26,873 24,749 23,585 17,335 11,925 Long-term debt, net of unamortized deferred financing costs and unamortized debt discounts, less current maturities 332,779 332,124 361,836 361,501 358,034 354,503 350,986 347,425 Stockholders’ equity 509,328 481,733 528,171 547,017 565,685 644,083 762,926 789,919 Invested Capital $ 866,751 $ 835,211 935,640 $ 955,837 $ 967,948 $ 1,034,627 $ 1,144,070 $ 1,162,536 Adjusted EBITDA $ 669 $ 5,300 $ 27,763 $ 80,230 $ 83,493 $ 165,885 $ 194,763 $ 212,689 Annualized Adjusted EBITDA 2,676 21,200 111,052 320,920 333,972 663,540 779,052 850,756 Deployed Fleets 18 20 25 30 33 34 33 32 Invested Capital per Deployed Fleet $ 48,153 $ 41,761 $ 37,426 $ 31,861 $ 29,332 $ 30,430 $ 34,669 $ 36,329 Annualized Adjusted EBITDA per Deployed Fleet $ 149 $ 1,060 $ 4,442 $ 10,697 $ 10,120 $ 19,516 $ 23,608 $ 26,586

Financial Returns Calculation Tables

Annualized Return on Invested Capital: Net income for a given quarter, multiplied by four, as a % of average beginning and ending invested capital during the quarter

TTM Return on Invested Capital: Trailing twelve months net income as a % of average beginning and ending invested capital, with invested capital defined as the sum of long-term debt, long-term financing and operating leases, and shareholder's equity

($ thousands)

	Three Months Ended								
	Dec.31, 2020	**Mar.31, 2021**	**Jun.30, 2021**	**Sept.30, 2021**	**Dec.31, 2021**	**Mar.31, 2022**	**Jun.30, 2022**	**Sept.30, 2022**	**Dec.31, 2022**
Net Income (Loss)	$ (60,206)	(54,502)	(31,781)	(43,994)	10,854	8,792	68,458	104,734	132,985
Annualized Net Income (Loss)	(240,824)	(218,008)	(127,124)	(175,976)	43,416	35,168	273,832	418,936	531,940
Long-term operating leases, less current maturities	24,232	24,351	21,145	20,580	20,446	19,480	12,456	12,823	13,267
Long-term finance leases, less current maturities	504	293	209	25,053	26,873	24,749	23,585	17,335	11,925
Long-term debt, net of unamortized deferred financing costs and unamortized debt discounts, less current maturities	333,288	332,779	332,124	361,836	361,501	358,034	354,503	350,986	347,425
Stockholders' equity	557,288	509,328	481,733	528,171	547,017	565,685	644,083	762,926	789,919
Invested Capital	$ 915,312	$ 866,751	$ 835,211	$ 935,640	$ 955,837	$ 967,948	$ 1,034,627	$ 1,144,070	$ 1,162,536
Average Invested Capital		891,032	850,981	885,426	945,739	961,893	1,001,288	1,089,349	1,153,303
Annualized Return on Invested Capital		-24%	-15%	-20%	5%	4%	27%	38%	46%
TTM Return on Invested Capital						-6%	5%	19%	30%

22

Financial Returns Calculation Tables

TTM Return on Total Capital: Trailing twelve months operating income (loss) before gain/loss on sale of assets and other unusual items as a % of the average beginning and ending total capital, with total capital defined as the sum of total debt, total capital and operating leases, and shareholder's equity

($ thousands)	Three Months Ended							
	Mar.31, 2021	Jun.30, 2021	Sept.30, 2021	Dec.31, 2021	Mar.31, 2022	Jun.30, 2022	Sept.30, 2022	Dec.31, 2022
Revenue	$ 228,402	$ 292,145	$ 393,164	$ 509,730	$ 635,043	$ 842,912	$ 896,010	$ 870,857
Cost of Services	217,777	269,260	344,637	423,647	524,656	649,866	682,683	632,890
Depreciation and amortization	45,868	40,671	44,861	52,764	55,163	58,794	56,542	58,760
Selling, general and administrative expense	16,069	20,734	37,453	35,148	35,859	35,855	37,415	36,867
Operating Income (Loss) before gain/loss on sale of assets and other unusual items	**$ (51,312)**	**$ (38,520)**	**$ (33,787)**	**$ (1,829)**	**$ 19,365**	**$ 98,397**	**$ 119,370**	**$ 142,340**
Total Debt	$ 335,089	$ 334,406	$ 373,022	$ 374,885	$ 371,636	$ 368,194	$ 364,835	$ 361,429
Finance Leases	734	589	35,491	38,779	36,784	38,178	35,596	31,780
Operating Leases	38,988	32,642	29,305	27,898	25,920	17,937	18,147	19,350
Equity	509,328	481,733	528,171	547,017	565,685	644,083	762,926	789,919
Total Capital	**$ 884,139**	**$ 849,370**	**$ 965,989**	**$ 988,579**	**$ 1,000,025**	**$ 1,068,392**	**$ 1,181,504**	**$ 1,202,478**
Average Total Capital					**942,082**	**958,881**	**1,073,747**	**1,095,529**
TTM Return on Total Capital					**-6%**	**8%**	**22%**	**35%**

23

24 Financial Returns Calculation Tables TTM Return on Equity: Trailing twelve months net income as a % of the average beginning and ending shareholders equity TTM Return on Assets: Trailing twelve months net income as a % of the average beginning and ending total assets ($ thousands) Three Months Ended Mar.31, 2021 Jun.30, 2021 Sept.30, 2021 Dec.31, 2021 Mar.31, 2022 Jun.30, 2022 Sept.30, 2022 Dec.31, 2022 Net Income (Loss) $ (54,502) $ (31,781) $ (43,994) $ 10,854 $ 8,792 $ 68,458 $ 104,734 $ 132,985 Stockholders’ Equity $ 509,328 $ 481,733 $ 528,171 $ 547,017 $ 565,685 $ 644,083 $ 762,926 $ 789,919 TTM Return on Equity -10% 8% 30% 47% ($ thousands) Three Months Ended Mar.31, 2021 Jun.30, 2021 Sept.30, 2021 Dec.31, 2021 Mar.31, 2022 Jun.30, 2022 Sept.30, 2022 Dec.31, 2022 Net Income (Loss) $ (54,502) $ (31,781) $ (43,994) $ 10,854 $ 8,792 $ 68,458 $ 104,734 $ 132,985 Assets $ 1,133,028 $ 1,137,542 $ 1,417,975 $ 1,457,581 $ 1,532,378 $ 1,654,206 $ 1,802,324 $ 1,727,168 TTM Return on Assets -4% 3% 12% 20%

Reconciliation and Calculation of Non-GAAP Financial Measurements

Adjusted EBITDA

($ thousands)

	Three Months Ended							
	Mar. 31, 2021	Jun. 30, 2021	Sept. 30, 2021	Dec. 31, 2021	Mar. 31, 2022	Jun. 30, 2022	Sept. 30, 2022	Dec. 31, 2022
Net Income (Loss)	$ (54,502)	$ (31,781)	$ (43,994)	$ 10,854	$ 8,792	$ 68,458	$ 104,734	$ 132,985
Interest expense, net	4,206	5,726	6,701	7,976	7,374	7,344	7,150	6,514
Income tax expense	857	621	472	(264)	160	1,240	1,560	1,600
Depreciation and amortization	45,868	40,671	44,861	52,764	55,163	58,794	56,542	58,760
EBITDA	**$ (3,571)**	**$ 15,237**	**$ 8,040**	**$ 71,330**	**$ 71,489**	**$ 135,836**	**$ 169,986**	**$ 199,859**
Plus management adjustments								
Acquisition, intergation and expansion (1)	-	178	4,752	3,779	9,232	23,682	27,521	3,000
Non-cash stock compensation (2)	5,203	4,889	7,350	7,235	7,815	7,547	7,119	7,114
Market driven costs (3)	7,295	378	578	504	-	-	-	-
Diverstiture of business (4)	(785)	2,428	5,927	279	541	905	1,090	(27)
Gain on equity security investment (5)	3,693	(1,331)	522	(3,041)	(5,606)	(2,111)	132	196
Litigation (6)	2,137	1,638	4,000	100	-	416	(179)	-
Tax audit (7)	(13,328)	(8,778)	(2,771)	-	-	-	-	-
Insurance recovery (8)	-	(9,686)	(723)	-	-	-	(11,044)	2,480
Other	25	347	88	44	22	(390)	138	67
Adjusted EBITDA	**$ 669**	**$ 5,300**	**$ 27,763**	**$ 80,230**	**$ 83,493**	**$ 165,885**	**$ 194,763**	**$ 212,689**

(1) Represents transaction and integration costs related to acquisitions, including earn out payments.

(2) Represents non-cash amortization of equity awards issued under the NexTier's Incentive Award Plan.

(3) Represents market-driven severance, leased facility closures, and restructuring costs incurred as a result of significant declines in crude oil prices resulting from demand destruction from the COVID-19 pandemic and global oversupply.

(4) Represents bad debt expense on the sale of the Well Support Services segment to, and related to the bankruptcy filing of Basic Energy Services.

(5) Represents the realized and unrealized (gain) loss on an equity security investment composed primarily of common equity shares in a public company.

(6) Represents increases in accruals related to contingencies acquired in business acquisitions or exceptional material events.

(7) Represents a reduction of NexTier's accrual related to tax audits acquired in business acquisitions.

(8) Represents a gain on insurance recovery in excess of book value due to fire incidents.

25

26 Reconciliation and Calculation of Non-GAAP Financial Measurements Free Cash Flow Conversion ($ thousands) Twelve Months Ended Dec. 31, 2021 Dec.31, 2022 Net cash used in operating activities $ (50,787) $ 454,390 Net cash used in investing activities(1): Capital expenditures (188,478) (225,118) Proceeds from disposal of assets 70,432 50,227 Proceeds from insurance recoveries 22,947 15,351 Net cash used in investing activities $ (95,099) (159,540) Free cash flow $ (145,886) $ 294,850 Adjusted EBITDA 113,962 656,830 Free Cash Flow Conversion -128% 45% (1) Twelve months ended December 31, 2022 excludes $27.2 million from the acquisition from Continental Intermodal Group LP and $0.5 million due to net working capital adjustments in connection with the acquisition of Alamo Pressure Pumping (“Alamo”). Twelve months ended December 31, 2021 excludes $100.0 million from the Acquisition of Alamo Pressure Pumping and $2.5 million from a Q2 2021 Completions acquisition